DFA Investment Dimensions Group Inc.
DFA Five-Year Global Fixed Income Portfolio DFA Intermediate Government Fixed Income Portfolio DFA Short-Duration Real Return Portfolio
SUPPLEMENT TO THE CURRENTLY EFFECTIVE
PROSPECTUS and statement of additional information
Effective October 14, 2026, the currently effective Prospectus and Statement of Additional Information (“SAI”) of the ETF Class shares of the portfolios listed above, each a series of DFA Investment Dimensions Group Inc., is updated as described below. Capitalized terms not otherwise defined in this supplement have the meanings assigned to them in the Prospectus and SAI.

I.
The following is added to the cover page of the Prospectus and SAI:

The following Portfolio began offering ETF Class shares on the date listed below:

Portfolio	Commencement of ETF Class Shares Offering
DFA Intermediate Government Fixed Income Portfolio	October 14, 2026

The Fund has registered ETF Class Shares for the DFA Five-Year Global Fixed Income Portfolio and DFA Short-Duration Real Return Portfolio, but they are not offered for sale at this time.

The date of this Supplement is October 14, 2026